                                                                    EXHIBIT 10.2

                              BNC MORTGAGE, INC.

                       1997 STOCK OPTION, DEFERRED STOCK
                                      AND
                             RESTRICTED STOCK PLAN



Section 1.  General Purpose of Plan; Definitions.
            ------------------------------------

     (a) This plan is intended to implement and govern the 1997 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") of BNC Mortgage , Inc., a California corporation (the "Company"). The Plan was adopted by the Board of Directors as of October 23, 1997, subject to the approval of the Company's shareholders. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in shareholder value, and will therefore, inure to the benefit of all shareholders of the Company.

     (b) For purposes of the Plan, the following terms shall be defined as set forth below:

         (1) "Administrator" means the Board, or if the Board does not
              -------------
administer the Plan, the Committee in accordance with Section 2.

         (2) "Award" means any award of Deferred Stock, Restricted Stock, Stock
              -----
Appreciation Right, Limited Stock Appreciation Right or Stock Option.

         (3) "Board" means the Board of Directors of the Company.
              -----

         (4) "Code" means the Internal Revenue Code of 1986, as amended from
              ----
time to time, or any successor thereto.

         (5) "Committee" means the Compensation Commit tee of the Board, or any
              ---------
other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall

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administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

     (6) "Company" means BNC Mortgage, Inc., a corporation organized under the
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laws of the State of California(or any successor corporation).

     (7) "Deferred Stock" means an award made granted pursuant to Section 7
          --------------
below of the right to receive Stock at the end of a specified deferral period.

     (8) "Disability" means permanent and total disability as determined under
          ----------
the Company's disability program or policy.

     (9) "Effective Date" shall mean the date provided pursuant to Section 16.
          --------------

     (10) "Eligible Employee" means an employee, consultant or advisor of the
           -----------------
Company, any Subsidiary or Parent Corporation eligible to participate in the Plan pursuant to Section 4.

     (11) "Fair Market Value" means, as of any given date, with respect to any
           -----------------
Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

     (12) "Incentive Stock Option" means any Stock option intended to be
           ----------------------
designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (13) "Limited Stock Appreciation Right" means a Stock Appreciation Right
           --------------------------------
that can be exercised only in the event of a Change of Control as defined in
Section 10.

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     (14) "Non-Qualified Stock Option" means any Stock Option that is not an
           --------------------------
Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     (15) "Parent Corporation" means any corporation (other than the Company) in
           ------------------
an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (16) "Participant" means any Eligible Employee selected by the
           -----------
Administrator pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options or Awards or any combination of the foregoing.

     (17) "Restricted Period" means the period set by the Administrator as it
           -----------------
pertains to Deferred Stock or Restricted Stock awards pursuant to Section 7.

     (18) "Restricted Stock" means an award of shares of Stock granted pursuant
           ----------------
to Section 7 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

     (19) "Stock" means the Common Stock, no par value per share, of the
           -----
Company.

     (20) "Stock Appreciation Right" means the right pursuant to an award
           ------------------------
granted under Section 6 below to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof and (B) the aggregate exercise price of such right or such portion thereof.

     (21) "Stock Option" means an option to purchase shares of Stock granted
           ------------
pursuant to Section 5.

     (22) "Subsidiary" means any corporation (other than the Company) in an
           ----------
unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last

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corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.  Administration.

     (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Committee does not consist solely of "Non-Employee Directors," as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

     (b) The Administrator shall have the power and authority to grant to Eligible Employees, pursuant to the terms of the Plan: (A) Stock Options, (B) Stock Appreciation Rights or Limited Stock Appreciation Rights , (C) Deferred Stock, (D) Restricted Stock, or (E) any combination of the foregoing.

     In particular, the Administrator shall have the authority;

         (1) to select those employees of the Company or any Subsidiary or Parent Corporation who are Eligible Employees;

         (2) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Employees of the Company or any Subsidiary hereunder;

         (3) to determine the number of shares of Stock to be covered by each such Award;

         (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (x) the restricted period applicable to Deferred Stock or Restricted Stock awards, (y) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (z) when and

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in what increments shares covered by Stock Options may be purchased; and

         (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Deferred Stock, Restricted Stock or any combination of the foregoing.

     (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries, Parent Corporation and the Participants.

Section 3.  Stock Subject to Plan.

     (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 800,000 shares. Such shares shall consist of authorized but unissued shares.

     (b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or

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adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Rights associated with any Stock Option.

Section 4.  Eligibility.

     (a) Officers and other key employees, directors and consultants and advisors of the Company, any Subsidiary or Parent Corporation who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, shall be eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, and Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company, any Subsidiary or Parent Corporation shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5.  Stock Option for Eligible Employees.

     (a) Stock Options may be granted to Eligible Employees alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of

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the option and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan to Eligible Employees may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

     (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights); provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company, its Subsidiaries or Parent Corporation. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     (c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (i)  Option Price. The option price per share of Stock purchasable
               ------------
under a Stock Option shall be determined by the   Administrator in its sole
discretion at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

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

          (ii)  Option Term.  The term of each Stock Option shall be fixed by
                -----------
the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an
                                             --------  -------
employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

          (iii)  Exercisability.  Stock Options shall be exercisable at such
                 --------------
time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided
                                     --------  -------
herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option, but in no case, less than six (6) months following the date of the grant of the option. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

          (iv)  Method of Exercise.  Subject to Section 5(c), Stock Options may
                ------------------
be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock

                                       8
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then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock on the date the option is exercised), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; provided, however, that in
                                                      --------  -------
the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

     (d) The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so
                             --------  -------
require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other Awards hereunder.

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     (e) Loans.  The Company may make loans available to Stock Option holders in
         -----
connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this
Section 5(e) and such other terms and conditions, not inconsistent with the
Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan,
                                 --------  -------
including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided,
                                                                   --------
however, that each loan shall comply with all applicable laws, regulations and
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rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     (f) Limits on Transferability of Options.
         ------------------------------------

          (i) Subject to Section 5(f)(ii), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

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          (ii) The Administrator may, in its discretion, authorize all or a portion of the options (other than Incentive Stock Options) to be granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or
(D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(f)(ii), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(f)(i) or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and 11(c) hereof, the terms "optionee," Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. "Qualified domestic partner" for the purpose of this Section 5(f)(ii) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

     (g) Termination by Death.  If an optionee's employment with the Company,
         --------------------
any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     (h) Termination by Reason of Disability.  If an optionee's employment with
         -----------------------------------
the Company, any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter;

provided, however, that, if the optionee dies within such twelve-month period
--------  -------
(or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of termination for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination.  Except as otherwise provided in this paragraph or
         -----------------
otherwise determined by the Administrator, if an optionee's employment with the Company, any Subsidiary or Parent Corporation terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (i) three months from the date of such termination or (ii) the expiration of the stated term of such Stock Option.

     (j) Annual Limit on Incentive Stock Options.  To the extent that the
         ---------------------------------------
aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Section 6.  Stock Appreciation Rights.

     (a) Grant and Exercise.  Stock Appreciation Rights and Limited Stock
         ------------------
Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.
In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

     A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

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

     (b) Terms and Conditions.  Stock Appreciation Rights shall be subject to
         --------------------
such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

          (i) Related Stock Appreciation Rights.

               (A) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that any Related Stock Appreciation Right shall not
        --------  -------
     be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

               (B) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

               (C) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (f) of Section 5 of the Plan.

               (D) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

               (E) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (ii) Free Standing Stock Appreciation Rights.

               (A) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that
                                                        --------  -------
     Free Standing Stock Appreciation Rights shall not be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

               (B) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

               (C) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

               (D) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraphs (c) and (f) of
     Section 5.

               (E) In the event of the termination of an employee who has received Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

               (F) For the purpose of the limitation set forth in Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

          (iii)  Limited Stock Appreciation Rights.

               (A) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

               (B) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10) of one share of Stock as of the date of exercise over (1) the option price per share specified in the related Stock Option, or (2) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

Section 7. Deferred Stock and Restricted Stock.

     (a) General.  Deferred Stock and Restricted Stock awards may be issued to
         -------
Eligible Employees either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Employees, and the time or times at which, grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 7(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

     (b)  Awards and Certificates.  The prospective recipient of a  Deferred
          -----------------------
Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Deferred Stock Award Agreement" or Restricted Stock Award Agreement" as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

     Except as provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the BNC Mortgage, Inc., 1997 Stock Option, Deferred Stock and Restricted

     Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and BNC Mortgage, Inc. Copies of such Plan and Agreement are on file in the offices of BNC Mortgage, Inc."

     The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

     (c) Restriction and Conditions.  The Deferred Stock or Restricted Stock
         --------------------------
awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10 below.

          (ii) Except as provided in paragraph (c)(i) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends
                                         --------  -------
declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant.
Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

          (iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 8% per year.

Section 8. Amendment and Termination.

     (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the shareholders (as described below) would:

          (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

         (ii) change the employees or class of employees eligible to participate in the Plan;

         (iii) extend the maximum option period under Section 5 of the Plan.

     (b) Notwithstanding the foregoing, shareholder approval under this Section 8 shall only be required at such time and under such circumstances as shareholder approval would be required under applicable laws, regulations and exchange requirements.

     (c) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 9.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 10.  Change of Control.

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph (b) of this Section 10:

     (a) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control;

          (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

          (ii) the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse, and such shares and Awards shall be deemed fully vested;

          (iii) any indebtedness incurred pursuant to Section 5(e) above shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

          (iv) the value of all outstanding Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock and Deferred Stock awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

     (b) For purposes of paragraph (a) of this Section 10, a "Change of Control" shall be deemed to have occurred if:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act(other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 10(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (c) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

Section 11. General Provisions.

     (a) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (e) No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, its Subsidiaries, or its Parent Corporation to interfere with the right of the Company, or it Subsidiaries to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Stock Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Restricted Stock, or Deferred Stock, authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

Section 12.  Specific Performance.

     The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 13.  Invalid Provision.

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 14.  Applicable Law.

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

Section 15.  Successors and Assigns.

     This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

Section 16.  Effective Date of Plan.

     The Plan became effective (the "Effective Date") on October 23, 1997.

Section 17.  Term of Plan.

     No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.


                         BNC MORTGAGE, INC.



                         By: /s/ KELLY W. MONAHAN
                             ------------------------------
                             Name: Kelly W. Monahan
                             Title: Chief Financial Officer

                              BNC MORTGAGE, INC.

                       1997 STOCK OPTION, DEFERRED STOCK
                           AND RESTRICTED STOCK PLAN

                               DEFERRED STOCK OR
                       RESTRICTED STOCK AWARD AGREEMENT

Participant Name:___________________


     This AGREEMENT dated as of the _____ day of _______________, ____, between BNC MORTGAGE, INC., a ______________ corporation (the "Company") and ________________ (the "Participant").

                                    RECITALS

     WHEREAS, the Company has established the 1997 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") effective as of ________________, and

     WHEREAS, pursuant to Section 2 of the Plan, the Administrator has granted to the Participant by action duly taken on __________, ______,(the "Award Date") a deferred stock award (the "Deferred Stock Award") and/or a restricted stock award (the "Restricted Stock Award") based upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant and the mutual promises made herein, the mutual benefits to be derived therefrom and other good and valuable consideration, the parties agree as follows:

                                   AGREEMENT

     1.   Grant.  Subject to the terms of this Agreement, the Company grants to
          -----
the Participant the following:

          (a)  Deferred Stock Award:
               __________     shares of Common Stock of the Company  (the
                              "Deferred Stock")

               Price (optional): $_____________ per share

               Restricted Period: ____________________ to __________________

               Performance Objectives (optional):


               Other Restrictions:


          (b)  Restricted Stock Award:
               __________     shares of Common Stock of the Company (the
                              "Restricted Stock")

               Price (optional): $_____________ per share

               Restricted Period: ____________________ to __________________

               Performance Objectives (optional):


               Other Restrictions:


     2.   Deferred Stock.
          --------------

          (a) Restriction. Subject to the provisions of the Plan and this Agreement, during the Restricted Period, Participant is not permitted to sell, transfer, pledge or assign shares of Deferred Stock awarded hereunder.

          (b) Voting Rights, Dividends and Certificates. Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that
                                                       --------  -------
dividends declared during the Restricted Period with respect to the number of shares covered by the Deferred Stock Award shall be paid to Participant. Certificates for shares of unrestricted Stock shall be delivered to Participant promptly after, and only after, the Restricted Period expires without forfeiture in respect of such shares of Deferred Stock, except as the Participant otherwise determines.

          (c) Termination. Subject to the provisions of Section 7 of the Plan and this Agreement, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and

Participant shall only receive the amount, if any, paid by Participant for such Deferred Stock, plus simple interest at 8% per year.

          (d) Expiration. At the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock Award.

     3.   Restricted Stock.
          ----------------

          (a) Restriction. Subject to the provisions of the Plan, Participant is not permitted to sell, transfer, pledge or assign the shares of Restricted Stock during the Restricted Period.

          (b) Certificates and Legend. Participant shall be issued a stock certificate in respect of such shares of Restricted Stock; and such certificate shall be registered in the name of Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the BNC Mortgage, Inc., 1997 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and BNC Mortgage, Inc. Copies of such Plan and Agreement are on file in the offices of BNC Mortgage, Inc."

          The stock certificates evidencing such shares shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award, a form of which is attached here to as Exhibit A.

          (c) Voting Rights. Except as provided herein, Participant shall have all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period.

          (d) Termination.  Subject to the provisions of this Agreement and
Section 7 of the Plan, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock, plus simple interest at 8% per year.

     4.   Governing Plan.  This Agreement hereby incorporates by reference the
          --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect Participant's rights under this Agreement and the Plan except as may be required by applicable law. Participant expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. Participant also hereby expressly acknowledges, represents and agrees as follows:

          (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

          (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

          (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the issuance of the [Deferred Stock and/or Restricted Stock].

     5.   Representations and Warranties.  As a condition to the issuance of any
          ------------------------------
portion of shares of [Restricted Stock/Deferred Stock] the Company may require Participant receiving such shares to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Participant hereby represents to the Company that the shares issuable pursuant to this Agreement are being acquired only for investment and without any present intention to sell or distribute such securities.

     6.   No Enlargement of Employee Rights.  Nothing in this Agreement shall be
          ---------------------------------
construed to confer upon Participant(if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent to terminate his/her employment. Participant acknowledges that in the absence of an express written employment agreement to the contrary, Participant's employment with the Company may be terminated by the Company at any time, with or without cause.

     7.   Execution and Delivery. Participant acknowledges that Participant
          ----------------------
shall have no rights with respect to any Award granted by the Company unless and until Participant executes an Award Agreement and delivers it to the Company within sixty days of such award (or such other period as the Participant may specify after the Award Date).

     8.   Withholding of Taxes.  Participant authorizes the Company to withhold,
          --------------------
in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of Deferred Stock and/or Restricted Stock Award.

     9.   Laws Applicable to Construction.  This Agreement shall be construed
          -------------------------------
and enforced in accordance with the laws of the State of California.

     10.  Agreement Binding on Successors.  The terms of this Agreement shall be
          -------------------------------
binding upon the executors, administrators, heirs, successors, transferees and assignees of the Participant.

     11.  Costs of Litigation.  In any action at law or in equity to enforce any
          -------------------
of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties

(including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

     12.  Necessary Acts.  The Participant agrees to perform all acts and
          --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

     13.  Counterparts.  For convenience this Agreement may be executed in any
          ------------
number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     14.  Invalid Provisions.  In the event that any provision of this Agreement
          ------------------
is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By Participant's execution of this Agreement, Participant agrees to the terms and conditions hereof and of the Plan.

BNC MORTGAGE, INC.                       Participant

By:  _________________________           _______________________
     Name:                               (Signature)
     Title:
                                         _______________________
                                         (Print Name)

                                         _______________________
                                         (Address)

                                         _______________________
                                         (City, State, Zip Code)
                                         _______________________
                                         (Social Security)

     By his or her signature below, the spouse of the Participant, of such Participant be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                              ___________________________________
                              Spouse

                              Dated: ____________________________

          By his or her signature below the Participant represents that he or she is not legally married as of the date of execution of this Agreement.


                              ___________________________________
                              Participant

                              Dated: ____________________________

Instruction: Sign and complete two copies of this Agreement and return one in the enclosed, addressed envelope to the Company.

                                   EXHIBIT A


                  STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto:

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________) Shares of the _________________

Stock of the _______________________________________________________ Corporation

standing in ___________________________ name(s) on the books of said Corporation represented by certificate(s) No._______________________________________________

herewith and do hereby irrevocably constitute and appoint ______________________

_______________________________________________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitute.

Dated _______________________________    _______________________________________

                                         _______________________________________


THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE.

     THE SIGNATURE(S) OF THE ASSIGNOR(S) MUST BE GUARANTEED HEREON.

                              BNC MORTGAGE, INC.

                       1997 STOCK OPTION, DEFERRED STOCK
                           AND RESTRICTED STOCK PLAN

                      STOCK APPRECIATION RIGHTS AGREEMENT

Participant Name:  ___________________


     This AGREEMENT dated as of the _____ day of _______________, _____, between BNC MORTGAGE, INC., a ___________________________ corporation (the "Company") and ___________________________ (the "Participant").

                                    RECITALS

     WHEREAS, the Company has established the 1997 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") effective as of ____________________; and

     WHEREAS, pursuant to Section 2 of the Plan, the Administrator of the Plan by action duly taken on ___________, ______, granted to Participant Stock Appreciation Rights ("SARs") on the terms and set forth in the Plan and the term and conditions set forth herein.

     NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant and the mutual promises made herein, the mutual benefits to be derived therefrom and other good and valuable consideration, the parties agree as follows:

                                   AGREEMENT

     1.  Grant.  Subject to the terms of this Agreement, the Company grants to
         -----
Participant SARS covering a total of _______________ shares of Common Stock of the Company subject to the terms and conditions set forth in the Plan and the terms and conditions set forth herein at a price of $____________ per share (the "SAR Price").

     2.  Type of SAR and Exercise Dates.  SARs that are granted in conjunction
         ------------------------------
with all or part of a Stock Option granted under the Plan shall be marked below as such and designated as a "Related SAR." In the case of an Incentive Stock Option, Related SARs may be granted only at the time of the grant of the Incentive Stock

Option. SARs that are granted alone shall be marked below as such and designated as a "Free Standing SAR." The SAR shall be exercisable as to the specified number of shares on and after the "First" dates and on or before the "Last" dates set forth below:

                                            Exercise Dates
                                            --------------

  Type of SAR        Number of Shares       First        Last
  -----------        ----------------       -----        ----

----------------   --------------------   ---------   ---------

----------------   --------------------   ---------   ---------

----------------   --------------------   ---------   ---------

----------------   --------------------   ---------   ---------

----------------   --------------------   ---------   ---------

     If Participant is granted a Related SAR, the Stock Option with which it was granted is specified below.

Grant date of Stock Option:           _____________
Shares Underlying Stock Option:       _____________
Price per share of Stock Option:      $____________

     Participant acknowledges that he/she understands he/she has no right whatsoever to exercise the SAR(s) granted hereunder with respect to any Shares covered by any installment until such installment accrues as provided above.

     3.  Governing Plan.  This Agreement hereby incorporates by reference the
         --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect Participant's rights under this Agreement and the Plan except as may be required by applicable law. Participant expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. Participant also hereby expressly acknowledges, represents and agrees as follows:

     (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

     (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

     (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the exercise of the SAR(s) and represents that he/she understands that said SAR(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2;
(ii) if a Related SAR, then upon the termination or exercise of the related Stock Option;(iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such SAR's term following the Participant's termination of directorship or consulting or other arrangement (unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or (v) the date that is one year following the Participant's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and 5(h) of the Plan.

     4.  Representations and Warranties.  As a condition to the exercise of any
         ------------------------------
portion of an SAR, the Company may require, if issuing shares of stock, the person exercising such SAR to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. If Participant receives stock upon exercise of an SAR, Participant hereby represents to the Company that each of the SARs evidenced hereby and the shares issuable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

     5.  No Enlargement of Employee Rights.  Nothing in this Agreement shall be
         ---------------------------------
construed to confer upon Participant (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent, to terminate his/her employment. Participant acknowledges that in the absence of an express written employment agreement to the contrary, Participant's employment with the Company may be terminated by the Company at any time, with or without cause.

     6.  Related SARs.
         ------------

     (a) Term. A Related SAR or applicable portion thereof granted with respect to a given Stock Option will terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related SAR granted with respect to less than the full number of shares covered by a related Stock Option will only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the SAR.

     (b) Exercise. Related SARs are exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable;

provided, however, that any Related SAR is not exercisable during the first six
--------  -------
(6) months of its term, except that this additional limitation shall not apply in the event of death or Disability (as defined in the Plan) of the Participant prior to the expiration of such six-month period.

     Upon the exercise of a Related SAR, Participant is entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value (as defined in the Plan) of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related SAR has been exercised, with the Administrator having the right to determine the form of payment.

     Upon the exercise of a Related SAR, the Stock Option or part thereof to which such Related SAR is related is deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related SAR.

     A Related SAR granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

     (c) Transferability. Related SARs are transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(f) of the Plan.

     7.  Free Standing SARs.
         ------------------

     (a) Term. The term of a Free Standing SAR is fixed by the Administrator and set forth herein, but no Free Standing SAR is exercisable more than ten years after the date such right is granted.

     (b) Exercise. Free Standing SARs are not be exercisable during the first six (6) months of its term, except that this limitation does not apply in the event of death or Disability (as defined in the Plan) of Participant prior to the expiration of such six-month period.

     Upon the exercise of a Free Standing SAR, Participant is entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value (as defined in the Plan) of one share of Stock as of the date of exercise over the price per share specified in the Free Standing SAR (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

     (c) Transferability. No Free Standing SAR is transferable by Participant otherwise than by will or by the laws of descent and distribution, or pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended.

[Alternative; replace section (c) with the following to allow for transferable SARs:]

     SARs are transferable by Participant to (A) the spouse, qualified domestic partner, children or grandchildren of the Participant and any other persons related to Participant as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or (D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the agreement pursuant to which such SARs are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(f)(i) of the Plan or expressly approved by the Administrator. Following transfer, any such SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and 11(c) of the Plan, the terms "optionee," Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) of the Plan shall continue to be applied with respect to Participant, following which the SARs shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the agreement governing such SARs otherwise provides. Notwithstanding the transfer, the Participant will continue to be subject to the provisions of Section 11(c) of the Plan regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to Participant. "Qualified domestic partner" for the purpose of this paragraph shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

     (d) Termination of Participant. In the event of the termination of Participant, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

     8.  Execution and Delivery.  Participant acknowledges that Participant
         ----------------------
shall have no rights with respect to any Award granted by the Company unless and until Participant executes an Award Agreement and delivers it to the Company within sixty days of such award (or such other period as the Committee may specify after the Award Date).

     9.  Withholding of Taxes.  Participant authorizes the Company to withhold,
         --------------------
in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the SARs.

     10.  Laws Applicable to Construction.  This Agreement shall be construed
          -------------------------------
and enforced in accordance with the laws of the State of California.

     11.  Agreement Binding on Successors.  The terms of this Agreement shall be
          -------------------------------
binding upon the executors, administrators, heirs, successors, transferees and assignees of the Participant.

     12.  Costs of Litigation.  In any action at law or in equity to enforce any
          -------------------
of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

     13.  Necessary Acts.  The Participant agrees to perform all acts and
          --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

     14.  Counterparts.  For convenience this Agreement may be executed in any
          ------------
number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     15.  Invalid Provisions.  In the event that any provision of this Agreement
          ------------------
is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By Participant's execution of this Agreement, Participant agrees to the terms and conditions hereof and of the Plan.

BNC MORTGAGE, INC.                      Participant


By:
   --------------------------           ----------------------------------------
   Name:                                (Signature)
   Title:

                                        ----------------------------------------
                                        (Print Name)


                                        ----------------------------------------
                                        (Address)


                                        ----------------------------------------
                                        (City, State, Zip Code)


                                        ----------------------------------------
                                        Social Security No.

     By his or her signature below, the spouse of the Participant, of such Participant be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                                        ---------------------------------------
                                        Spouse

                                        Dated:
                                              ---------------------------------


     By his or her signature below the Participant represents that he or she is not legally married as of the date of execution of this Agreement.



                                        ---------------------------------------
                                        Participant

                                        Dated:
                                              ---------------------------------


Instruction: Sign and complete two copies of this Agreement and return one in the enclosed, addressed envelope to the Company.

                              BNC MORTGAGE, INC.

                       1997 STOCK OPTION, DEFERRED STOCK
                           AND RESTRICTED STOCK PLAN

                             STOCK OPTION AGREEMENT


EMPLOYEE NAME:___________________

     This AGREEMENT is made effective as of the ______ day of _______________, _______ (the "Option Grant Date"), by and between BNC Mortgage, Inc., a
_______________ corporation (the "Company") and _________________ (the
"Optionee").

                                   RECITALS

     WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") effective as of ________________, and

     WHEREAS, pursuant to the provisions of said Plan, the Board of Directors of the Company, by action duly taken on ______________, _____, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

     1.  The Option(s).  The Optionee may, at his/her option, purchase all or
         -------------
any part of an aggregate of __________ shares of Common Stock (the "Optioned Shares"), at the price of $_________ per share (the "Option Price"), on the terms and conditions set forth herein.

     2.  Option Type; Exercise Dates and Exercise.  Options intended to qualify
         ----------------------------------------
as Incentive Stock Options are designated by an "ISO" under the category "Type." Options intended as separate Non-Qualified Stock Options are designated by a "NQSO" under the category "Type." Stock Appreciation Rights ("SAR") that are granted in conjunction with all or part of a Stock Option are designated under the category "SAR" with the amount of shares the

SAR relates to set forth below and a Stock Appreciation Rights Agreement shall be executed as well. The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:

                  Number of             Exercise Dates
                  ---------             --------------
Type               Shares            First            Last           SAR
----               ------            -----            ----           ---
-----------       ----------         ---------------------     ----------------
-----------       ----------         ---------------------     ----------------
-----------       ----------         ---------------------     ----------------
-----------       ----------         ---------------------     ----------------
-----------       ----------         ---------------------     ----------------

     Optionee acknowledges that he/she understands he/she has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 3(c) below.

     3.  Method of Exercise.  This Option shall be deemed exercised as to the
         ------------------
shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by full payment in cash or cash equivalents as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or part may also be made (i) by cancellation of any indebtedness owed by the Company to the Optionee,(ii) by a full recourse promissory note executed by the Optionee, (iii) in the form of unrestricted Stock owned by the Optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award under the Plan (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Common Stock on the date the option is exercised), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing.

     4.  Governing Plan.  This Agreement hereby incorporates by reference the
         --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

         (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

         (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

         (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the exercise of the Option(s) and represents that he/she understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in
Section 2; (ii) the day prior to the fifth anniversary, in certain circumstances, of the Option(s) Grant Date with respect to Options granted as Incentive Stock Options pursuant to Subsection (5)(b) and the day prior to the tenth anniversary of the Option(s) Grant Date with respect to Options granted as Non-Qualified Stock Options; (iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such Stock Option's term following the Optionee's termination of directorship or consulting or other arrangement

(unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or (v) the date that is one year following the Optionee's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and 5(h) of the Plan.

       (d) Acknowledges, understands and agrees that the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause any exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of Section 422(A) of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422A, including without limitation the following holding period and employment requirements:

           (1) holding period requirement: no disposition of an Optioned
               --------------------------
     Share may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him/her, and

           (2) employment requirement: at all times during the period
               ----------------------
     beginning on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, its Parent, or a Subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which Section 425(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three (3) month period may be extended to one (1) year, as provided under Internal Revenue Code Section 422A.

     5.   Representations and Warranties.  As a condition to the exercise
          ------------------------------
of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Option evidenced hereby and the shares purchasable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

          6.   Options Not Transferable.  No Stock Option shall be transferable
               ------------------------
by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). [See Alternative below which allows NQSOs to be transferable] Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

[Alternative to non-transferable NQSOs; replace first sentence of section 5 with the following:]

          Non-Qualified Stock options are transferable by optionee to (A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or
(D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this paragraph , and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(f)(i) of the Plan or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and 11(c) of the Plan, the terms "optionee," Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) of the Plan shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) of the Plan regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. "Qualified domestic partner" for the purpose of this paragraph shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

          7.   No Enlargement of Employee Rights.  Nothing in this Agreement
               ---------------------------------
shall be construed to confer upon the Optionee (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent, to terminate his/her employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

          8.   Withholding of Taxes.  Optionee authorizes the Company to
               --------------------
withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

          9.   Laws Applicable to Construction.  This Agreement shall be
               -------------------------------
construed and enforced in accordance with the laws of the State of California.

          10.  Agreement Binding on Successors.  The terms of this Agreement
               -------------------------------
shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

          11.  Costs of Litigation.  In any action at law or in equity to
               -------------------
enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties

(including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

          12.  Necessary Acts.  The Optionee agrees to perform all acts and
               --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

          13.  Counterparts.  For convenience this Agreement may be executed in
               ------------
any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

          14.  Invalid Provisions.  In the event that any provision of this
               ------------------
Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

          15.  Limitation on Value of Optioned Shares.  Optionee acknowledged
               --------------------------------------
that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock to which Options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that should it be determined that an Option if granted as an Incentive Stock Option hereunder would exceed such maximum, such Option shall be considered granted as a Non-Qualified Stock Option to the extent, but only to the extent of such excess. This limitation shall not apply to any option granted as a Non-Qualified Stock Option.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.

BNC MORTGAGE, INC.                       OPTIONEE


By:
     ------------------------            -----------------------------------
     Name:
     Title:                              -----------------------------------
                                         Street Address

                                         -----------------------------------
                                         City and State

                                         -----------------------------------
                                         Social Security No.


          By his or her signature below, the spouse of the Optionee, of such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                                    ---------------------------------------
                                    Spouse

                                    Dated:
                                           --------------------------------
          By his or her signature below the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

                              ---------------------------------------------
                              Optionee

                              Dated:
                                    ---------------------------------------